UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 14, 2005

CNB CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	2-96350	57-0792402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 320, Conway, South Carolina	29528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(843) 248-5271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits

     (c)    Exhibits:

3.1	Text of Bylaw Amendments Approved by the Board of Directors on June 14, 2005 (Previously filed)
10.1	Employment Agreement effective June 14, 2005 between Registrant and Robert P. Hucks.
10.2	Employment Agreement effective June 14, 2005 between Registrant and Paul R. Dusenbury.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2005                                                              CNB CORPORATION

                                                                                             /s/Paul R. Dusenbury
                                                                                             Paul R. Dusenbury
                                                                                             Executive Vice President and CFO

INDEX TO EXHIBITS

3.1	Text of Bylaw Amendments Approved by the Board of Directors on June 14, 2005 (Previously filed)
10.1	Employment Agreement effective June 14, 2005 between Registrant and Robert P. Hucks.
10.2	Employment Agreement effective June 14, 2005 between Registrant and Paul R. Dusenbury.